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                                                                    EXHIBIT 23.1

               CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (Nos. 33-24505, 33-62209 and 33-66822) of O.I. Corporation our report dated January 21, 2000 relating to the financial statements, which appears in this Form 10-K.




PRICEWATERHOUSECOOPERS LLP

Houston, Texas
March 22, 2000